As Filed with the SEC on February 25, 2005
Registration No. 033-16812 Investment Company Act Registration No. 811-05308

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 20	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 22	☒
(Check appropriate box or boxes.)

PERRITT MICROCAP OPPORTUNITIES FUND, INC.
(Exact name of Registrant as Specified in Charter)
300 South Wacker Drive
Suite 2880
Chicago, Illinois 60606
(Address of Principal Executive Offices) (Zip Code)

(312) 669-1650
(Registrant’s Telephone Number, including Area Code)

Gerald W. Perritt
300 South Wacker Drive
Suite 2880
Chicago, Illinois 60606
(Name and Address of Agent for Services)

Copy to:
Phillip J. Hanrahan
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):

___	Immediately upon filing pursuant to paragraph (b) of Rule 485
X	on February 28, 2005 pursuant to paragraph (b) of Rule 485
___	60 days after filing pursuant to paragraph (a)(1) of Rule 485
___	on ____________ pursuant to paragraph (a)(1) of Rule 485
___	75 days after filing pursuant to paragraph (a)(2) of Rule 485
___	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box: ☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[Perritt MicroCap Opportunities Fund, Inc. seeks long-term capital appreciation by investing mainly in common stocks of rapidly growing companies that have equity market values less than $400 million at time of purchase. In view of this, the Fund can be subject to above-average risk.]

[PROSPECTUS]

Please read this Prospectus and keep it for further reference. It contains important information about the Fund, its investments and the services it offers to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Perritt MicroCap Opportunities Fund, Inc.
300 S. Wacker Dr. Suite 2880
Chicago, Illinois 60606
(800) 332-3133

E-mail: PerrittCap@PerrittCap.com Web Site: www.PerrittCap.com

Prospectus
February 28, 2005

Table of Contents

Questions to Ask Before Investing in the Perritt MicroCap Opportunities Fund	1

Fees and Expenses	3

Investment Objective, Strategies and Risks	4

Management of the Fund	5

Privacy Policy	5

Determining Net Asset Value	6

How to Purchase Shares	6

Distributions and Taxes	12

Anti-Money Laundering Program	12

Financial Highlights	13

For More Information	14

Questions to Ask Before Investing in

the Perritt MicroCap Opportunities Fund

What is the Fund’s goal?

The Perritt MicroCap Opportunities Fund seeks long-term capital appreciation.

What is the Fund’s investment strategy?

Generally, the Fund invests in the stocks of United States companies that have equity market values less than $400 million at the time of purchase (so-called micro-cap companies). The Fund invests in both value-priced and aggressive growth stocks. Generally, Fund management seeks to invest in micro-cap companies that: (1) have demonstrated above-average growth in revenues and/or earnings; (2) possess relatively low levels of long-term debt; and (3) have a high percentage of their shares owned by company management. Fund management also seeks to invest in the stocks of companies that possess modest price-to-sales ratios and price-earnings ratios that are below the company’s long-term annual growth rate. At times, the Fund may invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs. Although the Fund seeks long-term capital appreciation, stocks may be sold in the short-term for several reasons. These include: (1) a company’s equity market value grows beyond $1 billion; (2) a company’s financial condition deteriorates to the point that Fund management believes that its long-term growth prospects may be impaired; (3) the company receives a purchase offer from another company; or (4) a company’s price/sales ratio or price-earnings multiple expands to the point that Fund management believes the company’s stock is significantly overvalued. However, during the last five years, the Fund’s annual portfolio turnover rate has averaged 72.74%, which corresponds to an average holding period of about seventeen months. Generally the Fund’s portfolio contains 100 to 150 stocks.

What are the principal risks of investing in the Fund?

Common Stocks: The Fund mainly invests in common stocks. The prices of stocks may decline for a number of reasons. The price declines may be steep, sudden and/or prolonged. As a consequence, investors in the Fund may lose money. These are risks that are faced by all equity mutual fund investors.

Small Cap Companies: Stocks of small companies involve additional risks. Small capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of small company stocks are more volatile than those of larger companies. Thus, the Fund’s share price may increase or decrease by a greater percentage than the share prices of funds that invest in the stocks of large companies. Also, the returns of small company stocks may vary, sometimes significantly, from the returns of the overall market. Finally, relative to large company stocks, the stocks of small companies are thinly traded, and purchases and sales may result in higher transactions costs. For these reasons, the Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.

Manager Risk: How the Adviser manages the Fund will affect the Fund’s performance. The Fund may lose money if the Adviser’s investment strategy does not achieve the Fund’s objective or the Adviser does not implement the strategy properly.

How has the Fund performed?

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how its average annual returns over various periods compare to those of the Russell 2000 Index.

Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund may perform in the future. It may perform better or worse in the future.

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Total Return
(per calendar year)

Note: During the 10-year period shown on the bar chart, the Fund’s highest total return for a quarter was 30.82% (quarter ended March 31, 2000) and the lowest total return for a quarter was (18.83)% (quarter ended September 30, 2002).

Average Annual Total Returns

(Years ended 12/31/04)	Past One Year	Past 5 Years	Past 10 Years
Fund Return Before Taxes	17.14%	22.40%	16.34%
Fund Return After Taxes on Distributions	16.74%	20.41%	14.20%
Fund Return After Taxes on Distributions and Sale of Fund Shares	11.64%	18.47%	13.23%
Russell 2000 Index* (includes no deductions for expenses or taxes)	18.33%	6.61%	11.54%
* The Russell 2000 Index is a popular measure of the stock performance of small companies. It is comprised of the stocks of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on market capitalization.

2

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDERS’ FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends And Distributions	None
Redemption Fee (1) (2)	2.00%
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.25%
Total Annual Fund Operating Expenses Before Fee Waivers (3)	1.25%
Fee Waiver	None
Net Expenses	1.25%

(1)	A fee of $15.00 is charged for each wire redemption.
(2)	The Fund charges a 2% redemption fee for shares held less than three months. These fees are paid to the Fund.
(3)	The Adviser is required to waive its advisory fee to the extent necessary to ensure that the Fund’s Total Annual Fund Operating Expenses do not exceed 1.75% of the Fund’s average daily net assets. The Adviser must continue to waive fees unless the shareholders of the Fund approve its discontinuation.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$397	$686	$1,511

You would pay the same costs if you did not redeem your shares at the end of the specified periods.

3

Investment Objective, Strategies and Risks

The Fund’s investment objective is long-term capital appreciation. The Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors may lose money. The Fund’s policy, under normal circumstances, is to invest at least 80% of its net assets in the common stock of micro-cap companies, as defined in the next paragraph. The Fund will give shareholders at least 60 days written notice of any change in this policy.

Small equity capitalization companies (micro-cap companies) typically have equity market values (share price multiplied by number of shares outstanding) below $400 million. At times the Fund may invest in other equity-type securities such as convertible bonds, preferred stocks and warrants to purchase common stock. The Fund invests in the stocks of companies listed on national or regional securities exchanges and stocks listed for trading on NASDAQ. The current income return of the Fund will be low (or non-existent) because small companies frequently need to retain all or most of their profits to finance growth.

When selecting stocks for the Fund’s portfolio, management utilizes a computer database of approximately 10,000 nationally traded companies. This list is initially narrowed to the stocks of companies with equity market values less than $400 million. This process reduces the investment universe to approximately 3,000 companies.

The Fund’s portfolio generally contains both “growth” and “value” stocks. Growth stocks are those of companies with annual revenue and earnings growth rates that are more than twice that of the growth rate of the U.S. economy. These stocks generally are priced at relatively high multiples of revenues, earnings, and book values. Value stocks, on the other hand, are considered to be those that possess price-earnings multiples below their expected annual growth rates and/or a price to revenues ratio that is below 1.0.

Under normal circumstances the Fund seeks to keep its annual portfolio turnover ratio under 50%. The annual portfolio turnover ratio indicates changes in the Fund’s portfolio. For instance, a rate of 100% would result if all the securities in the portfolio at the beginning of an annual period had been replaced by the end of the period. The Fund’s average security holding period can be approximated by taking the reciprocal of its turnover ratio. For example, a portfolio turnover ratio of 50% would indicate an approximate security holding period of two years. During the last five years, the Fund’s annual portfolio turnover rate has averaged 72.74%.

The Fund diversifies its investments. It will normally own 100 to 150 stocks of companies operating in a number of industries. At the time of purchase, an investment in the stock of a single company will rarely exceed 3% of the Fund’s assets. Stocks periodically will be sold for several reasons. These include: (1) a company’s equity market value grows beyond $1 billion; (2) a company’s financial condition deteriorates to the point that Fund management believes that its long-term growth prospects may be impaired; (3) the company receives a purchase offer from another company; or (4) a company’s price/sales ratio or price-earnings multiple expands to the point that Fund management believes the company’s stock is significantly overvalued.

The Fund may take temporary defensive positions in response to adverse market, economic, political or other conditions. This means the Fund will invest in money market instruments (like U.S. Treasury Bills or commercial paper). The Fund may not achieve its investment objective when it takes a temporary defensive position. When the Fund is not taking a temporary defensive position, it still will hold from 1% to 5% of its assets in money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

Investments in the stocks of companies with small equity market values tend to be speculative and involve greater risks than are customarily associated with investments in the stocks of larger companies. Small companies may have limited product lines and markets, may lack sufficient resources, may be unable to generate sufficient cash from operations necessary for growth, and may find external financing to be either unavailable or unavailable on favorable terms. In addition, the frequency and volume of trading in small company securities is generally substantially less than is typical of larger companies. When making larger sales, the Fund may have to sell securities at discounts from quoted prices or may have to make a series of small sales over an extended period of time. These transactions are accompanied by increased costs that may reduce net investment returns. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and smaller capitalization stocks under-perform.

4

The Fund is designed for investors with a long-term investment perspective and is not suitable for investors who attempt to profit from short-term market swings. In fact, the Fund assesses a 2% redemption fee for shares held three months or less in an attempt to deter “market timing” investors from investing in the Fund. The Fund is also not a suitable investment for investors who cannot accept the relatively high portfolio volatility and other risks associated with investing in small company stocks. Furthermore, there is no assurance that the objective of the Fund will be realized or that any income will be earned. Since the Fund’s share price may fall below the initial purchase price, investors in the Fund may lose a portion of their investment capital.

Portfolio Holdings of the Fund

The Fund’s Statement of Additional Information, which is incorporated by reference into this Prospectus, contains a description of the Fund’s policies and procedures respecting disclosure of the Fund’s portfolio holdings.

Management of the Fund

Perritt Capital Management, Inc. (the “Adviser”) is the Fund’s investment adviser. The Adviser’s address is:

300 S. Wacker Dr.,
Suite 2880
Chicago, Illinois 60606

The Adviser was incorporated as an Illinois corporation on July 8, 1987 and has been the Fund’s only investment adviser. The Adviser also serves as the investment adviser to the Perritt Emerging Opportunities Fund, and is a wholly owned subsidiary of Investment Information Services, Inc. (“IIS”). IIS was organized in 1983. At December 31, 2004, the Adviser managed approximately $350 million in assets. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which to sell. The Fund pays the Adviser an annual investment advisory fee equal to 1.0% of its average net assets.

Michael Corbett is primarily responsible for the day-to-day management of the Fund’s portfolio and has been since November 1999. He joined the Adviser in 1990 as a research analyst and is currently Vice-President of the Adviser. Mr. Corbett obtained a B.S. degree from DePaul University. He was appointed co-portfolio manager of the Fund in 1996 and President and Lead Manager in 1999. He has been a contributing columnist for Investment Horizons (a small company advisory newsletter) and Gerald Perritt’s Mutual Fund Letter.

Dr. Gerald W. Perritt is President and Chairman of IIS, President of the Adviser and Vice-President of the Fund. He has authored several books on investing including “Small Stocks, Big Profits,” a book that discusses the benefits and risks of investing in small company stocks. Dr. Perritt received a doctorate in finance and economics from the University of Kentucky in 1974. He has taught investments and finance at a number of colleges and universities including: Babson College, the University of Miami, Florida International University, Ball State University and DePaul University in Chicago.

Privacy Policy

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, including but not limited to, your name, address, phone number, and social security number.
•	Information about your transactions with us, our affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.

5

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all the information we collect to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards through our custodian, U. S. Bank, N.A., that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Determining Net Asset Value

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund’s net asset value can be found daily in the mutual fund listings of some major newspapers under the heading “Perritt MicroCap”. The Fund’s NASDAQ symbol is PRCGX.

The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on national holidays, Good Friday and weekends. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds.

Securities and other assets for which market quotations are not readily available or are deemed unreliable, are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors. The Fund values money market instruments that it holds with remaining maturities of less than 60 days at their amortized cost. As the Fund invests primarily in micro-cap companies, other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value calculated on the next day the New York Stock Exchange is open.

How to Purchase Shares

Minimum Investment Requirements

Initial Purchase:	$1,000
Additional Purchase:	$ 50
Automatic Investment Plan:	$ 50
Individual Retirement Account:	$ 250
Tax Deferred Retirement Account:	$ 250
Uniform Gift to Minors Act:	$ 250
Dividend Reinvestment:	None

The Fund may change minimum investment requirements at any time.

6

How to Purchase Shares from the Fund

1.	Read this Prospectus very carefully before you invest.

2.	Share purchase applications can be obtained by calling 1-800-331-8936, or by visiting our website at www.perrittcap.com.

3.	The Fund will not accept payment in cash, including cashier’s check or money order. Also, to prevent fraud, the Fund will not accept third party checks, U. S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. Make your check payable to “Perritt MicroCap Opportunities Fund” or U.S. Bancorp Fund Services, LLC as the Fund’s agent. All checks must be drawn on a bank located within the United States and must be payable in U.S. Dollars. U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, will charge a $25.00 service fee when a check is returned. The shareholder will also be responsible for any losses suffered by the Fund as a result.

4.	Mail the application and check to:

By First Class Mail
Perritt MicroCap Opportunities Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53202-0701

By Overnight or Express Mail
Perritt MicroCap Opportunities Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service to the Post Office Box address.

5.	If you are making your first investment in the fund, before you send a wire, the transfer agent must have a completed account application. You can mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund, and your name and account number so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: Perritt MicroCap Opportunities Fund, shareholder name and account number

7

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchases Through Financial Service Agents

Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.

The Fund and/or the Adviser may enter into agreements with broker-dealers, financial institutions or other service providers, such as Charles Schwab & Co., Inc. and TD Waterhouse (“Servicing Agents”) that may include the Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:

•	Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund’s minimum purchase requirement.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

•	Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive the same day pricing

•	Be authorized to accept purchase orders on the Fund’s behalf. This means the Fund will process the purchase order at the net asset value that is next determined following the Servicing Agent’s acceptance of the customer’s order.

If you decide to purchase shares through a Servicing Agent, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Automatic Investment Plan

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan. This Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly, bi-monthly, quarterly, or semi-annual basis. In order to participate in the Plan, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the Automated Clearing House network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1-800-332-3133. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to the effective date.

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Other Information about Purchasing Shares of the Fund

The Fund may reject any share purchase application for any reason. The Fund will not accept purchase orders made by telephone, unless they are from a Servicing Agent that has an agreement with the Fund.

The Fund will not issue certificates evidencing shares purchased. The Fund will send investors a written confirmation for all purchases of shares.

The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Fund also offers the following retirement plans:

Traditional IRA
Roth IRA
Coverdell Education Savings Account
SEP-IRA
SIMPLE IRA

Fees for these accounts consist of an annual maintenance fee of $15.00 and $25.00 per withdrawal. The $25.00 withdrawal fee will be charged for a roll over distribution and a one-time charge for the initial set up of a systematic withdrawal (required minimum distribution).

Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at 1-800-331-8936. The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through these plans.

REDEEMING SHARES

Shareholders may sell (redeem) their shares at any time. The redemption price you receive will be equal to the net asset value next determined after the Fund’s transfer agent receives a request for redemption in proper form. The value of your shares on redemption may be more or less than their original cost. A liquidation charge of 2% of the amount of the redemption is applicable for shares held less than three months. Requests for redemption by telephone or telegram will not be honored. Questions regarding the proper form of redemption requests should be directed to the Transfer Agent at 1-800-332-3133.

How to Redeem (Sell) Shares From the Fund

1.	Prepare a letter of instructions containing: account number(s), the amount of money or number of shares being redeemed, the names on the account, daytime telephone number and additional information the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.

2.	Sign the letter of instructions exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	Obtain a Medallion Signature Guarantee in the following situations:

•	The redemption request exceeds $10,000

•	The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

•	The redemption proceeds are to be sent to an address other than the address of record

9

•	The Fund receives the redemption request within 15 business days of an address change

•	If you are changing ownership on an account

•	If you are adding or changing automated bank instructions

Medallion Signature Guarantees must be obtained from a participant in a Medallion Program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the New York Stock Exchange. A notarized signature is not an acceptable substitute for a signature guarantee.

4.	Redemption requests from shareholders in an individual retirement account or defined contribution retirement plan must include instructions regarding federal income tax withholding. Redemption requests will be subject to withholding unless the shareholder makes an election not to have federal income tax withheld.

5.	Send the letter containing redemption instructions to:

By First Class Mail
Perritt MicroCap Opportunities Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53202-0701

By Overnight or Express Mail
Perritt MicroCap Opportunities Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

How to Redeem (Sell) Shares Through Servicing Agents

If your shares are held by a Servicing Agent (such as Charles Schwab & Co. Inc. or TD Waterhouse), you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Payment of Redemption Proceeds

•	If you redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in proper form with all required information. If any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected. This may take up to twelve calendar days from the redemption date.

•	If you redeem shares through a Servicing Agent, you will receive the redemption proceeds in accordance with the procedures established by the Servicing Agent.

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Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

•	The redemption may result in a taxable gain.

•	As permitted by the Investment Company Act of 1940, the Fund may delay the payment of redemption proceeds for up to seven days in all cases.

•	If any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected. This may take up to twelve calendar days from the purchase date.

•	U.S. Bank, N.A. currently charges $15 for each wire redemption but does not charge a fee for Electronic Funds Transfers.

•	The Fund may pay redemption requests “in kind.” This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of shares of the Fund may harm other shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of its shares. The Fund has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders of the Fund (collectively, the “market timing policy”). The market timing policy does not apply to the Fund’s systematic withdrawal plan.

In order to deter market timers and excessive trading, the Fund imposes a 2% redemption fee on the value of shares redeemed less than three months after the date of purchase. Any proceeds of the fee will be paid to the Fund. In addition, the Fund may temporarily or permanently bar future purchases into the Fund by such investor or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which such investor may request future purchases and redemptions.

In calculating whether a redemption of Fund shares is subject to the redemption fee, a shareholder's holdings will be viewed on a “first in/first out” basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have redeemed the shares he or she acquired earliest.

Investors are subject to these policies whether they are a direct shareholder of the Fund or they invest in the Fund indirectly through a financial intermediary such as a broker-dealer, a bank, an investment adviser or an administrator or trustee of a tax-deferred retirement plan that maintains an “Omnibus Account” with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply this market timing policy to their customers who invest indirectly in the Fund, unless the financial intermediaries have the ability to apply the Fund’s market timing policy to their customers through such methods as implementing short-term trading limitations or restrictions or assessing the Fund’s redemption fee, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s market timing policy.

If inappropriate trading is detected in an Omnibus Account registered in the name of a nominee, financial intermediary or plan sponsor, the Fund may request that the nominee, financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in frequent or short-term trading. If inappropriate trading recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the inappropriate activity.

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Distributions and Taxes

The Fund distributes substantially all of its net investment income and capital gains annually. Distributions are generally made in December. The Fund will automatically reinvest on your behalf all dividends and distributions in additional shares of the Fund unless you have elected to receive dividends and distributions in cash. Even if you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund. You may make this election on the share purchase application or by writing to U.S. Bancorp Fund Services, LLC.

The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Anti-Money Laundering Program

U.S. Bancorp Fund Services, LLC, on behalf of the Fund, has established an Anti-Money Laundering Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”). In order to ensure compliance with this law, the Fund is required to obtain the following information for all registered owners and all authorized individuals:

•	Full Name
•	Date of Birth
•	Social Security Number
•	Permanent Street Address (P.O. Box is not acceptable)
•	Corporate accounts require additional documentation

Please note that your application will be returned if any information is missing. If you require additional assistance when completing your application, please contact the Transfer Agent at (800) 332-3133.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Altschuler, Melvoin and Glasser, LLP whose report, along with the Fund’s financial statements, are included in the Annual Report, which is available on request.

Financial Highlights

For a Fund Share outstanding throughout the period
	Years Ended October 31
	2004	2003	2002	2001	2000

Net asset value, beginning of period	$22.82	$14.02	$13.86	$14.92	$10.59
Income from investment operations:
Net investment income (loss)	(0.21) [2]	(0.16)[2]	(0.16)[2]	(0.13)[2]	(0.19)[2]
Net realized and unrealized gain (loss) on investments	2.65	9.16	0.21	0.94	4.30
Total from investment operations	2.44	9.00	0.05	0.81	4.11
Less dividends and distributions
Dividends from net investment income	(0.49)	(0.09)	-	(1.95)	-
Distributions from net realized gains	(0.34)	(0.14)	(0.11)	-	-
Total dividends and distributions	(0.83)	(0.23)	(0.11)	(1.95)	-
Redemption Fees	0.03	0.03	0.22	0.08	0.22
Net asset value, end of period	$24.46	$22.82	$14.02	$13.86	$14.92
Total return[1]	10.92%	65.30%	1.93%	9.62%	40.89%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$192,884	$131,279	$14,402	$12,979	$9,807
Ratio of expenses to average net assets	1.25%	1.44%	1.60%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets	(0.9%)	(0.9%)	(1.0%)	(1.0%)	(1.3%)
Portfolio turnover rate	30.2%	32.0%	118.0%	94.3%	89.2%

1    Total return reflects dividends but does not reflect the impact of taxes.
2    Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

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For More Information

You can learn more about the Perritt MicroCap Opportunities Fund in the following documents:

Statement of Additional Information (SAI).

The SAI contains more detailed information about the Fund. The Fund has filed a current SAI with the Securities and Exchange Commission. The SAI is incorporated by reference into (is legally a part of) this Prospectus.

Annual and Semi-Annual Reports to Shareholders.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

To request a free copy of the current SAI or annual and semi-annual reports, call the Fund, toll-free, at 1-800-331-8936 or 1-312-669-1650 or write to the Fund at 300 S. Wacker Dr., Suite 2880, Chicago, Illinois 60606.

Prospective investors and shareholders with questions about the Fund also may call the above number or write to the above address.

You can review and copy information about Perritt MicroCap Opportunities Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D. C. (Please call 1-202-942-8090 for information on the operation of the Public Reference Room). Reports and other information about the Fund are also available at the Securities and Exchange Commission’s Internet site at http:/www.sec.gov, and copies of this information may be obtained (duplicating fee required) by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-6009

Please refer to the Perritt MicroCap Opportunities Fund’s Investment Company Act File No. 811-05308, when seeking information about the Fund from the Securities and Exchange Commission.

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STATEMENT OF ADDITIONAL INFORMATION Dated February 28, 2005

PERRITT MICROCAP OPPORTUNITIES FUND, INC.
300 S. Wacker Dr.
Suite 2880
Chicago, Illinois 60606
Toll Free: (800) 332-3133

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Perritt MicroCap Opportunities Fund, Inc. dated February 28, 2005 and any supplement thereto. A copy of the Prospectus may be obtained without charge from Perritt MicroCap Opportunities Fund, Inc. at the address and telephone number set forth above.

The following financial statements are incorporated by reference to the Annual Report, dated October 31, 2004, of Perritt MicroCap Opportunities Fund, Inc. (File No. 811-05308) as filed with the Securities and Exchange Commission on Form N-CSR on January 7, 2005.

Schedule of Investments
Statement of Assets and Liabilities
Statements of Changes in Net Assets
Financial Highlights
Statement of Operations
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

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PERRITT MICROCAP OPPORTUNITIES FUND, INC.

TABLE OF CONTENTS

                                                                                                                                                                                                                                                                                                                    Page
FUND HISTORY AND CLASSIFICATION	4

INVESTMENT OBJECTIVE	4

INVESTMENT CONSIDERATIONS	4

INVESTMENT RESTRICTIONS	5

PORTFOLIO TURNOVER	6

RETIREMENT PLANS	7

Individual Retirement Accounts	7

Simplified Employee Pension Plan	8

SIMPLE IRA	8

OTHER STOCKHOLDER PLANS	9

Automatic Investment Plan	9

Dividend Reinvestment Plan	9

Systematic Withdrawal Plan	10

ANTI-MONEY LAUNDERING PROGRAM	10

DISCLOSURE OF PORTFOLIO HOLDING	11

DIRECTORS AND OFFICERS	13

Management Information	13

Committees	16

Code of Ethics	16

Proxy Voting Policy	16

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OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS	17

INVESTMENT ADVISER	18

ALLOCATION OF PORTFOLIO BROKERAGE	20

ALLOCATION OF INVESTMENT OPPORTUNITIES	21

REDEMPTION FEE	22

THE ADMINISTRATOR, FUND ACCOUNTANT AND TRANFER AGENT	22

CUSTODIAN	24

DETERMINATION OF NET ASSET VALUE	24

TAXES	25

STOCKHOLDER MEETING	26

CAPITAL STOCK	27

MISCELLANEOUS	27

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated February 28, 2005 and, if given or made, such information or representations may not be relied upon as having been authorized by Perritt MicroCap Opportunities Fund, Inc.

This Statement of Additional Information does not constitute an offer to sell securities.

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FUND HISTORY AND CLASSIFICATION

Perritt MicroCap Opportunities Fund, Inc. (the “Fund”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund was organized as a Maryland corporation on August 24, 1987. On February 2, 1998, the Fund changed its corporate name from Perritt Capital Growth Fund, Inc. to Perritt MicroCap Opportunities Fund, Inc.

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation which it seeks by investing primarily in a diversified portfolio of common stocks of small, rapidly growing companies. The Fund will, under normal circumstances, invest at least 80% of its assets in common stocks of companies whose equity market value at the time of purchase is less than $400 million. From time to time, the Fund may invest in other equity-type securities such as convertible bonds, preferred stocks and warrants to purchase common stock. The Fund may invest in securities not listed on a national or regional securities exchange, but such securities typically will have an established over-the-counter market. The Fund does not currently intend to invest in any security that, at the time of purchase, is not readily marketable. The Fund may, for temporary defensive purposes, invest more than 20% of its assets in money market securities, including U.S. government obligations, certificates of deposit, bankers’ acceptances, commercial paper or cash and cash equivalents. Except for temporary defensive purposes, the Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit the Fund to take advantage of investment opportunities.

INVESTMENT CONSIDERATIONS

Because the Fund intends to invest to a substantial degree in common stocks of smaller companies which are, in the opinion of Perritt Capital Management, Inc., the Fund’s investment adviser (“Adviser”), rapidly growing, an investment in the Fund is subject to greater risks than those of funds that invest in larger companies.

Investments in relatively small companies tend to be speculative and volatile. Relatively small companies may lack depth in management on which to rely should loss of key personnel occur. Relatively small companies also may be involved in the development or marketing of new products or services, the market for which may not have been established. Such companies could sustain significant losses when projected markets do not materialize. Further, such companies may have, or may develop, only a regional market for products or services and may be adversely affected by purely local events. Moreover, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies.

Equity securities of relatively small companies frequently will be traded only in the over-the-counter market or on regional stock exchanges and often will be closely held with only a small proportion of the outstanding securities held by the general public. In view of such factors, the Fund may assume positions in securities with limited trading markets that are subject to wide price fluctuations. Therefore, the current net asset value of the Fund may fluctuate significantly. Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program, nor should an investment in the Fund, by itself, be considered a balanced or complete investment program.

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INVESTMENT RESTRICTIONS

In seeking to achieve its investment objectives, the Fund has adopted the following restrictions which are matters of fundamental policy and cannot be changed without approval by the holders of the lesser of:

•	67% of the Fund’s shares present or represented at a meeting of stockholders at which the holders of more than 50% of such shares are present or represented; or

•	more than 50% of the outstanding shares of the Fund.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction.

The Fund may not:

1.  Purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Fund’s total assets to be invested in securities of any one issuer (except securities of the United States Government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding securities of any class or more than 10% of the outstanding voting securities of any one issuer.

2.  Purchase securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

3.  Purchase or retain the securities of any issuer if those officers or directors of the Fund or its investment adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

4.  Borrow money except from banks for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the value of a Fund’s net assets at the time the borrowing is incurred.

5.  Invest in real estate (although the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs.

6.  Act as an underwriter of securities or participate on a joint or joint and several basis in any trading account in any securities.

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7.  Invest in companies for the primary purpose of acquiring control or management thereof.

8.  Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions and make short sales of securities (except short sales against the box).

9.  Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 15% of its assets taken as cost.

10.  Concentrate more than 25% of the value of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry.

11.  Invest in restricted securities or illiquid or other securities without readily available market quotations, including repurchase agreements.

12.  Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities.

13.  Engage in the purchase and sale of put and call options on portfolio securities or stock indexes, except that the Fund may, subject to the restrictions in Item 14 below, (i) write covered call options and purchase covered put options on securities with respect to all of its portfolio securities; (ii) purchase stock index put options for hedging purposes; and (iii) enter into closing transactions with respect to such options.

14.  Purchase, sell or write options on portfolio securities or stock indexes if, as a result thereof, (i) the aggregate market value of all portfolio securities covering such options exceeds 25% of the Fund’s net assets; or (ii) the aggregate premiums paid for all options held exceeds 5% of the Fund’s net assets.

15.  Purchase securities of any company having less than three years of continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund’s investments in all such companies to exceed 5% of the value of its assets.

16.  Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchange, or more than 2% of the value of the assets of the Fund in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

PORTFOLIO TURNOVER

Under normal circumstances the Fund seeks to keep its annual portfolio turnover ratio under 50%. The annual portfolio turnover ratio indicates changes in the Fund’s portfolio. For instance, a rate of 100% would result if all the securities in the portfolio at the beginning of an annual period had been replaced by the end of the period. The Fund’s average security holding period can be approximated by taking the reciprocal of its turnover ratio. For example, a portfolio turnover ratio of 50% would indicate an approximate security holding period of two years. During the last five years, the Fund’s annual portfolio turnover rate has averaged 72.74%. A turnover rate of 100% or more would result in correspondingly greater brokerage commission expenses or other transaction expenses, which must be borne, directly or indirectly, by the Fund and ultimately by the Fund’s shareholders. Payment of these transaction costs could reduce the Fund’s total return. High portfolio turnover could also result in the payment by the Fund’s stockholders of increased taxes on realized gains. For the fiscal year ended October 31, 2004, the portfolio turnover was 30.2%.

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RETIREMENT PLANS

Shares of the Fund may be purchased in connection with many types of tax-deferred retirement plans. Initial purchase payments in connection with tax-deferred retirement plans must be $250. It is advisable for an individual considering the establishment of a retirement plan to consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. Additional details about these plans, application forms and plan documents may be obtained by contacting the Fund.

Individual Retirement Accounts

Individual stockholders may establish their own tax-sheltered Individual Retirement Accounts (“IRA”). The Fund offers three types of IRAs, including the Traditional IRA, which can be adopted by executing the appropriate Internal Revenue Service (“IRS”) Form.

Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the stockholder is an “active participant” in an employer-sponsored retirement plan and the stockholder’s income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the stockholder’s own contributions for which the stockholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59 1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the stockholder attains age 70 1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

Roth IRA. In a Roth IRA (sometimes known as an American Dream IRA), amounts contributed to the IRA are not deductible, but distributions from the IRA are not subject to tax if the stockholder has held the IRA for certain minimum periods of time (generally, 5 years and until age 59 1/2). Stockholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalties) to the extent that the distribution exceeds the stockholder’s contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the stockholder. Following the death of the stockholder, certain minimum distribution rules apply.

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For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of the “annual limit” or 100% of the stockholder’s compensation (earned income). The “annual limit” is $3,000 for 2004, $4,000 for 2005 through 2007 and $5,000 beginning in 2008. After 2008, the “annual limit” will be adjusted to reflect cost of living increases. Stockholders who are age 50 or older may make an additional “catch-up” contribution per year of $500 in 2004 and 2005, and $1,000 beginning in 2006. In no event, however, may the total contributions to a Traditional or Roth IRA exceed 100% of the stockholder’s compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

Coverdell Education Savings Account (“CESA”). In a CESA, contributions are made to the account maintained on behalf of a beneficiary under age 18 or a “special needs” beneficiary regardless of age. The maximum annual contribution is $2,000 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes (including certain elementary and secondary school expenses), neither the contributor nor the beneficiary of the account are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from the CESA that are not used for qualified educational purposes. Stockholders whose income exceeds certain limits are ineligible to contribute to a CESA.

Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke the applicant’s account within seven days after receiving the disclosure statement and obtain a full refund of the applicant’s contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Simplified Employee Pension Plan

A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan (“SEP-IRA”). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions not exceeding annually for any one participant the lesser of 25% of compensation or $40,000. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

SIMPLE IRA

An IRA may also be used in connection with a SIMPLE Plan established by the stockholder’s employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the stockholder may elect to have his or her employer make salary reduction contributions to the SIMPLE IRA of up to $8,000 per year to the SIMPLE IRA. The applicable dollar limit is $9,000 for 2004 and $10,000 for 2005. For years after 2005, the annual dollar limit will be adjusted periodically for cost of living increases. A stockholder who is age 50 or older and who has contributed the maximum amount otherwise permitted under the SIMPLE Plan may generally contribute an additional “catch-up” contribution for the year of up to $1,500 in 2004, $2,000 in 2005 and $2,500 in 2006. After 2006, the annual amount of the “catch-up” contribution that may be made will be adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the stockholder’s SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

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OTHER STOCKHOLDER PLANS

Automatic Investment Plan

The Fund offers an Automatic Investment Plan, which may be established at any time. By participating in the Automatic Investment Plan, stockholders may automatically make purchases of shares of the Fund on a regular, convenient basis. A stockholder may elect to make automatic deposits on any day of the month. There is a $50 minimum for each automatic transaction.

Under the Automatic Investment Plan, stockholders’ banks or other financial institutions debit pre-authorized amounts drawn on their accounts each month and apply such amounts to the purchase of shares of the Fund. The Automatic Investment Plan can be implemented with any financial institution that is a member of the Automated Clearing House. No service fee is charged to stockholders for participating in the Automatic Investment Plan. An application to establish the Automatic Investment Plan may be obtained from the Fund. The Fund reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.

Dividend Reinvestment Plan

Unless a stockholder elects otherwise by written notice to the Fund, all income dividends and all capital gains distributions payable on shares of the Fund will be reinvested in additional shares of the Fund at the net asset value in effect on the dividend or distribution payment date. The Fund acts as the stockholder’s agent to reinvest dividends and distributions in additional shares and hold for his/her account the additional full and fractional shares so acquired. A stockholder may at any time change his/her election as to whether to receive his/her dividends and distributions in cash or have them reinvested by giving written notice of such change of election to the Fund. Such change of election applies to dividends and distributions, the record dates of which fall on or after the date that the Fund receives the written notice.

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Systematic Withdrawal Plan

A stockholder who owns Fund shares worth at least $10,000 at the current net asset value may, by completing an Application which may be obtained from the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the stockholder at regular intervals. To establish the Systematic Withdrawal Plan, Fund shares are deposited by the stockholder with the Fund and the stockholder appoints the Fund as the stockholder’s agent to effect redemptions of Fund shares held in the stockholder’s account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount from the account. Fund shares deposited by the stockholder in the account need not be endorsed or accompanied by a stock power if registered in the same name as the stockholder’s account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Fund is required. The stockholder’s signature should be guaranteed by a bank or a member firm of a national stock exchange.

The minimum amount of a withdrawal payment is $200. These payments will be made out of the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made on the business day of each month selected by a stockholder or, if that day is a holiday, on the next business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the stockholder to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on the shares held in such Account, and shares so acquired will be added to such account. The stockholder may deposit additional Fund shares in the stockholder’s account at any time.

Withdrawal payments cannot be considered to be yield or income on the stockholder’s investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the stockholder’s account.

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

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Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking stockholder names against designated government lists, including checking to ensure that a customer does not appear on the Treasury’s Office of Foreign Asset Control “Specifically Designated Nationals and Blocked Persons” list, and a complete and thorough review of all new applications to open an account. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders. The Fund is required by the Securities and Exchange Commission to file its complete portfolio holdings schedule with the Commission on a quarterly basis. This schedule is filed with the Fund’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Fund transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.

Fund Service Providers

Service providers that have contracted to provide services to the Fund and which require portfolio holdings information in order to perform those services may receive Fund holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”). These third party service providers are the Adviser and the Fund’s administrator, fund accountant, independent registered public accountants and custodian.

Non-Standard Disclosure to Other Entities

Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the Adviser, provided that the service is related to the investment advisory services that the Adviser provides to the Fund, and to a third-party when the Fund has a legitimate business purpose for doing so. The Fund will not provide this information until such information is at least 15 days old. Specifically, the Fund’s disclosure of its portfolio holdings may include disclosure:

•	To financial printers for the purpose of preparing Fund regulatory filings;
•	For the purpose of due diligence regarding a merger or acquisition;
•	To a new adviser or sub-adviser prior to the commencement of its management of the Fund;
•	To rating agencies for use in developing a rating for the Fund;
•	To service providers, such as proxy voting service providers and portfolio-management database providers in connection with their providing services benefiting the Fund; and
•	For purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.

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As permitted by the Fund’s written policies and procedures, the Fund’s Vice President and Treasurer, has determined that the Fund may provide its portfolio holdings to the rating and ranking organizations listed below on a quarterly basis.

Morningstar, Inc.
Lipper, Inc.
Standard & Poor's Ratings Group
Bloomberg L.P.
Thomson Financial Services
Wilshire & Associates, Inc.
Interactive Data Corporation
Vickers Stock Research Corporation
Citigate Financial Intelligence

Restrictions Related to Non-Standard Disclosure

The Fund’s Board of Directors will regularly review a list of recipients of non-standard disclosure of portfolio holdings information, but in any event no less frequently than quarterly. In all instances of non-standard disclosure, the receiving party will be subject to confidentiality agreements that restrict the use of such information to purposes specified in such agreements, unless such party is a regulatory or other governmental entity.

Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Fund will refer the third-party to the latest regulatory filing.

Non-standard disclosure of portfolio holdings may only be made pursuant to a written agreement with a service provider of the Fund that has been approved by the Board of Directors of the Fund, or pursuant to a written request for non-standard disclosure. The President and any Vice President, acting separately or together, may approve a written request for non-standard disclosure, provided that they promptly report any such approval to the Board of Directors of the Fund.

It is the Fund’s policy that neither the Fund, the Adviser nor any other party shall accept any compensation or other consideration in connection with the disclosure of information about portfolio securities.

Conflicts of Interest

There may be instances where the interests of the Fund’s shareholders respecting the disclosure of information about portfolio securities may conflict or appear to conflict with the interests of the Adviser, any principal underwriter for the Fund (if any) or an affiliated person of the Fund (including such affiliated person’s investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board of Directors of the Fund, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

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DIRECTORS AND OFFICERS

Management Information

As a Maryland corporation, the business and affairs of the Fund are managed by its officers under the direction of its Board of Directors. The name, age, address, principal occupations during the past five years, and other information with respect to each of the directors and officers of the Fund are set forth below. The Fund and the Perritt Emerging Opportunities Fund (the “Emerging Fund”), the sole series of the Perritt Funds, Inc., form a “Fund Complex,” as defined in the 1940 Act.

Name, Address, and Age	Positions(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupations(s) during Past 5 Years	Other Directorships Held by Director
“Disinterested Persons” of the Fund
Dianne C. Click Age: 42 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Director Portfolios in Fund Complex Overseen: 2	Indefinite, until successor elected 10 years
Ms. Click is a licensed Real Estate Broker in the State of Montana. She recently started her own real estate sales company, Bozeman Broker Group, in April 2004. She has been licensed in the state of Montana since 1995. Prior to her real estate business, she was a marketing consultant to financial management companies.
Perritt Funds, Inc.

David S. Maglich Age: 47 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Director Portfolios in Fund Complex Overseen: 2	Indefinite, until successor elected 17 years	Mr. Maglich is a Shareholder with the law firm of Fergeson, Skipper et. al. in Sarasota, Florida and has been employed with such firm since April 1989.	Perritt Funds, Inc.

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“Interested Persons” of the Fund(1)
Gerald W. Perritt Age: 62 c/o Perritt Microcap Opportunities Funds, Inc. Suite 2880 300 South Wacker Drive Chicago, IL 60606	Vice President and Director Portfolios in Fund Complex overseen: 2	As director, indefinite, until successor elected As officer, one-year term 17 years as director and 5 years as Vice President
Dr. Perritt has been a director of the Perritt MicroCap Opportunities Fund, Inc. and Perritt Funds, Inc. since their inception. He has been Vice President of Perritt MicroCap Opportunities Fund, Inc. since November 1999 and Vice President of Perritt Funds, Inc. since its inception. He has served as President of Perritt Capital Management, Inc., the investment adviser to the Perritt MicroCap Opportunities Fund and the Perritt Emerging Opportunities Fund since their inception.
Perritt Funds, Inc.

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Officers of the Fund
Michael J. Corbett Age: 39 Address: c/o Perritt MicroCap Opportunities Fund, Inc. Suite 2880 300 South Wacker Drive Chicago, IL 60606	President and Treasurer	One-year term 5 years
Mr. Corbett has been President and Treasurer of the Perritt MicroCap Opportunities Fund, Inc. since November 1999 and President and Treasurer of the Perritt Funds, Inc. since its inception. He served as a Vice President of the Perritt MicroCap Opportunities Fund, Inc. from March 1991 until November 1999 and has been Vice President of the Adviser since February 1997.
None

Robert A. Laatz Age: 60 Address: c/o Perritt MicroCap Opportunities Fund, Inc. Suite 2880 300 South Wacker Drive Chicago, IL 60606	Vice President, Secretary and Chief Compliance Officer	One-year term as Vice President and Secretary At discretion of Board as Chief Compliance Officer 7 years as Vice President, 6 years as Secretary and less than one year as Chief Compliance Officer
Mr. Laatz has served as Chief Compliance Officer for both Perritt MicroCap Opportunities Fund, Inc. and Perritt Funds, Inc. since September 30, 2004. Mr. Laatz has been a Vice President of the Perritt MicroCap Opportunities Fund, Inc. since November 1997, Secretary since November, 1998, and an associate of the Adviser since May 1997. Mr. Laatz has been a Vice President and Secretary of the Perritt Funds, Inc. since its inception in 2004.
None

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Committees

The Fund’s Board of Directors has no committees.

The Fund’s standard method of compensating the non-interested Directors is to pay each such Director $1,500 per meeting attended. The Fund also reimburses such Directors for their reasonable travel expenses incurred in attending meetings of the Board of Directors. The Fund does not provide pension or retirement benefits to its Directors. The table below sets forth the compensation paid by the Fund to each of the directors of the Fund during the fiscal year ended October 31, 2004:

COMPENSATION TABLE
Name of Person	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex* Paid to Directors

Disinterested Persons of the Fund
Dianne Chaykin Click	$9,391	N/A	N/A	$10,641
David S. Maglich	$8,525	N/A	N/A	$9,775
Interested Person of the Funds
Gerald W. Perritt	$0	N/A	N/A	$0
*	The term “Fund Complex” applies to the Fund and the Perritt Emerging Opportunities Fund, Inc, a series of Perritt Funds, Inc., which is managed by the same investment adviser.

Code of Ethics

The Fund and the Adviser have each adopted a Code of Ethics. Each Code of Ethics permits personnel subject to the Code to invest in securities, including securities held by the Fund. Each Code generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Proxy Voting Policy

The Fund has adopted a Proxy Voting Policy (the “Proxy Voting Policy”) that sets forth its proxy voting policies and related procedures. When the Fund votes proxies relating to securities that it owns, the Fund generally follows the so-called “Wall Street Rule” (i.e., it votes as management recommends or instructs the Adviser to sell the stock prior to the meeting). The Fund believes that following the “Wall Street Rule” is consistent with the economic best interests of its shareholders.

There may be instances where the interests of the Adviser, employees of which are officers of the Fund and actually vote proxies for the Fund, may conflict or appear to conflict with the interests of the Fund. In such situations the Fund officers will, consistent with their duty of loyalty, vote the securities in accordance with the Fund’s pre-determined voting policy, the “Wall Street Rule,” but only after disclosing any such conflict to the Corporation’s Board of Directors prior to voting and affording the Board of Directors the opportunity to direct the officers in the voting of such securities.

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Information on how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available at the Fund’s website at http://www.perrittcap.com  or the website of the Securities and Exchange Commission at http://www.sec.gov.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

Set forth below are the names and addresses of all holders of the shares of the Fund who as of January 31, 2005 held of record more than 5% of the Fund’s then outstanding shares. The shares owned by National Investor Services Corp., Charles Schwab & Co., Inc. and Pershing LLC were owned of record only. The Fund knows of no person who beneficially owned 5% or more of the Fund’s outstanding shares as of January 31, 2005. As of January 31, 2005, all officers and directors of the Fund as a group owned less than 1% of the Fund’s then outstanding shares.

Name of Stockholder	Number of Shares	Percent of Class
National Investor Services Corp. 55 Water Street - Floor 32 New York, NY 10041-0028	3,448,071.2090	35.76%
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104-4122	2,754,571.9840	28.57%
Pershing LLC P. O. Box 2952 Jersey City, NJ 07303	582,761.8760	6.04%

The following table sets forth the dollar range of shares of the Fund beneficially owned by each director of the Fund as of January 31, 2005:

Name of Director	Dollar Range of Shares of the Fund
Disinterested Persons
Dianne Chaykin Click	$0-$50,000
David S. Maglich	$0-$50,000
Interested Persons
Gerald W. Perritt	$50,000-$100,000

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INVESTMENT ADVISER

Perritt Capital Management, Inc., 300 S. Wacker Dr., Suite 2880, Chicago, Illinois (the “Adviser”), currently serves as investment adviser to the Fund pursuant to an investment advisory agreement dated May 1, 1998 (the “Advisory Agreement”). The Adviser is a wholly owned subsidiary of Investment Information Services, Inc., an Illinois corporation (“IIS”). Dr. Gerald W. Perritt, President of the Adviser, owns 60% of the outstanding common stock of IIS and controls both IIS and the Adviser.

The Advisory Agreement is required to be approved annually by the Board of Directors of the Fund or by vote of a majority of the Fund’s outstanding voting securities. In addition, in either case, each annual renewal must be approved by the vote of a majority of the Fund’s directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days’ written notice, by the Board of Directors of the Fund, by vote of a majority of the Fund’s outstanding voting securities, or by the Adviser, and will terminate automatically in the event of its assignment. The Advisory Agreement was last approved by the stockholders of the Fund on April 20, 1998 and by the Board of Directors on November 13, 2004.

In approving the continuation of the Advisory Agreement for the Fund, the Board of Directors considered a number of factors including, but not limited to, the following:

•	the performance of the Fund

•	the Fund’s expense ratio and the limitation on Fund expenses

•	the nature and the quality of the services offered by the Adviser

•	the reasonableness of the compensation payable to the Adviser

•	the Adviser’s personnel.

Based upon its review, the Board determined that the Adviser had the capabilities, resources and personnel necessary to continue to manage the Fund effectively. Further, the Board determined that, based on the services the Adviser was required to render under the Advisory Agreement, the compensation to be paid to the Adviser was fair and reasonable. Finally, the Board of Directors concluded that it would be in the best interest of the Fund to continue the Advisory Agreement with the Adviser.

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None of the directors who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies controlled by or under common control with the Adviser.

Under the terms of the Advisory Agreement, the Adviser manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors. The Adviser is responsible for investment decisions and supplies investment research and portfolio management. At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser, at its expense, places all orders for the purchase and sale of the Fund’s portfolio securities.

Except for expenses assumed by the Adviser as set forth above, the Fund is responsible for all its other expenses including, without limitation, interest charges, taxes, brokerage commissions and similar expenses, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, the expenses for printing and distribution costs of prospectuses and quarterly financial statements mailed to existing stockholders, charges of custodians, transfer agent fees (including the printing and mailing of reports and notices to stockholders), fees of registrars, fees for auditing and legal services, fees for clerical services related to recordkeeping and stockholder relations (including determination of net asset value), the cost of stock certificates and fees for directors who are not “interested persons” of the Adviser.

As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at the annual rate of 1.0% of the average daily net asset value of the Fund. Prior to May 1, 1998, the annual rate was 0.70% of the average daily net asset value of the Fund. The Adviser received $179,353 (after expense reimbursement of $44,272) $486,368 and $1,814,213 in advisory fees for fiscal years 2002, 2003 and 2004, respectively.

The Advisory Agreement requires the Adviser to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions and similar fees, exceed that percentage of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Fund’s common stock is qualified for sale. If the states in which the Fund’s common stock is qualified for sale impose no restrictions, the Adviser will waive its advisory fee to the extent that the Fund’s total operating expenses exceed 1.75% of the Fund’s average net assets. As of the date of this Statement of Additional Information, no such state law provision was applicable to the Fund. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Adviser’s fee, subject to later adjustment month by month for the remainder of the Fund’s fiscal year. The Adviser may from time to time, at its sole discretion, reimburse the Fund for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations. During the fiscal year ended October 31, 2004, there were no reimbursable amounts due the Fund by the Adviser.

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ALLOCATION OF PORTFOLIO BROKERAGE

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund’s Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, better prices may be available from non-principal market makers who are paid commissions directly. While some brokers with whom the Fund effects portfolio transactions may recommend the purchase of the Fund’s shares, the Fund may not allocate portfolio brokerage on the basis of recommendations to purchase shares of the Fund.

In allocating brokerage business for the Fund, the Adviser may take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker that provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if (a) the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Adviser’s receipt of research services.

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The Adviser places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by the Adviser. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

For the fiscal years ended October 31, 2002, 2003 and 2004, the Fund paid brokerage commissions in the amounts of $108,034, $305,662 and $518,663, respectively.

ALLOCATION OF INVESTMENT OPPORTUNITIES

Although the Fund and the Emerging Fund have differing investment objectives (the Emerging Fund generally invests in smaller capitalization companies than the Fund), there will be times when certain securities will be eligible for purchase by both funds or will be contained in the portfolios of both funds. Although securities of a particular company may be eligible for purchase by both funds, the Adviser may determine at any particular time to purchase a security for one fund, but not the other, based on each fund’s investment objective and in a manner that is consistent with the Adviser’s fiduciary duties under federal and state law to act in the best interests of each fund. It is the policy and practice of the Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

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When securities are being purchased and/or sold in both funds, the Adviser will attempt to allocate block trades on a pro rata basis based on the dollar amount available for investing by the funds and each fund’s proportionate share of that amount. It is the Adviser’s general policy not to purchase a security in one fund while simultaneously selling it in the other. However, there may be circumstances outside of the Adviser’s control that require the purchase of a security in one portfolio and a sale in the other. For example, when one fund experiences substantial cash inflows while the other experiences substantial cash outflows the Adviser may be required to buy securities to maintain a fully invested position in one fund while selling securities in the other fund to meet shareholder redemptions. In such circumstances, either fund may acquire assets from the other fund that are otherwise qualified investments for the acquiring fund, so long as neither fund bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition, and the acquisition complies with Section 17(a) of the 1940 Act and Rule 17a-7 thereunder. If the purchase and sale are not effected pursuant to Rule 17a-7, then the purchase and/or sale of a security common to both portfolios may result in a higher price being paid by the Fund in the case of a purchase than would otherwise have been paid, or a lower price being received by the Fund in the case of a sale than would otherwise have been received, as a result of the Emerging Fund’s transactions affecting the market for such security. In any event, management of the Fund believes that under normal circumstances such events will have a minimal impact on the Fund’s per share net asset value and its subsequent long-term investment return.

REDEMPTION FEE

The Fund imposes a 2% redemption fee on the value of shares redeemed less than 3 months after the date of purchase. The redemption fee will not apply to shares redeemed through the Systematic Withdrawal Plan. The redemption fee is part of the Fund’s market timing policy and is designed to deter market timers and excessive trading. Any proceeds of the fee will be paid to the Fund.

In calculating whether a redemption of Fund shares is subject to a redemption fee, a stockholder’s holdings will be viewed on a “first in/first out” basis. This means that, in determining whether any fee is due, the stockholder will be deemed to have redeemed the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the redemption date.

As indicated in the Prospectus, while the Fund will encourage financial intermediaries to apply its market timing policy to their customers who invest indirectly in the Fund, unless the financial intermediaries have the ability to apply the Fund’s market timing policy to their customers through such methods as implementing short-term trading limitations or restrictions or assessing the Fund’s redemption fee, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s market timing policy. Until these systems limitations are resolved, the Fund reserves the right to waive its redemption fee for these intermediaries. Many of these intermediaries include employee-sponsored retirement plans, including but not limited to 401(k) and 403(b) plans.

THE ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin  53202, an affiliate of U.S. Bank, N.A., serves as administrator and fund accountant to the Fund, subject to the overall supervision of the Fund’s Board of Directors. Pursuant to a Fund Administration Servicing Agreement (the “Administration Agreement”) entered into in fiscal 2004, U.S. Bancorp Fund Services, LLC provides certain administrative services to the Fund. U.S. Bancorp Fund Services, LLC services include, but are not limited to, the following: acting as a liaison among the Fund’s service providers; coordinating the Fund’s Board of Directors communications; maintaining and managing a regulatory compliance calendar; preparing and filing appropriate state securities law filings; maintaining state registrations; preparing and filing annual and semiannual reports on Forms N-CSR, N-PX, N-Q and N-SAR; preparing financial reports for officers, shareholders, tax authorities and independent auditors; monitoring expense accruals; and preparing monthly financial statements.

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For its services as administrator, the Fund pays U.S. Bancorp Fund Services, LLC an annual base fee of $25,000, plus a fee, computed daily and paid monthly, at an annual rate of twelve one-hundredths of .025% on the first $300 million of average daily net assets and .0175% on the balance. During the last seven months of the fiscal year ended October 31, 2004 (the period of time for which the Administration Agreement was in effect) the Fund paid $42,544 pursuant to the Administration Agreement.

The Administration Agreement provides that U.S. Bancorp Fund Services, LLC shall not be liable to the Fund or its shareholders for anything other than bad faith, negligence or willful misconduct of its obligations or duties. The Administration Agreement does not prohibit U.S. Bancorp Fund Services, LLC from engaging in other businesses whether of a similar or dissimilar nature or rendering services to others.

U.S. Bancorp Fund Services, LLC and the Fund are currently parties to a fund accounting servicing agreement, entered into on April 1, 2004, pursuant to which U.S. Bancorp Fund Services, LLC acts as fund accountant. Prior to April 1, 2004, U.S. Bancorp Fund Services, LLC and the Funds were parties to a different fund accounting services agreement. As fund accountant, U.S. Bancorp Fund Services, LLC maintains and keeps current the books, accounts, journals and other records of original entry relating to the business of the Fund and calculates the Fund’s net asset value on a daily basis. In consideration of such services, the Fund pays an annual base fee, computed daily and paid monthly, at a rate of twelve one-hundredths of $30,000 for the first $100 million of average daily net assets, twelve one-hundredths of .025% on the next $200 million of average daily net assets and .0175% on the balance. During the last seven months of the fiscal year ended October 31, 2004 (the period of time for which the current fund accounting servicing agreement was in effect) the Fund paid $32,231 pursuant to the fund accounting servicing agreement. During the first five months of the fiscal year ended October 31, 2004 the Fund paid $14,573 pursuant to the old fund accounting services agreement. During the fiscal years ended October 31, 2002 and 2003 the Fund paid $33,148 and $33,600, respectively, pursuant to the old fund accounting services agreement.

U.S. Bancorp Fund Services, LLC also acts as the Fund’s transfer agent and dividend disbursing agent pursuant to a transfer agent servicing agreement entered into in fiscal 2004. As transfer agent, U.S. Bancorp Fund Services, LLC keeps records of shareholder accounts and transactions. The Fund pays U.S. Bancorp Fund Services, LLC a fee for acting as transfer agent and dividend disbursing agent based on the number of shareholder accounts, subject to an annual minimum fee of $21,000.

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CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, an affiliate of U.S. Bancorp Fund Services, LLC, acts as custodian for the Fund pursuant to a custody agreement. As such, U.S. Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to stockholders. Pursuant to the custody agreement, U.S. Bank earns portfolio transaction fees and an annual fee of 2 basis points on the market value of the Fund. A minimum annual fee of $4,800 per fund applies.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund is determined as of the close of trading on each day the New York Stock Exchange is open for trading. The Fund does not determine net asset value on days the New York Stock Exchange is closed and at other times described in the Prospectus. The New York Stock Exchange is closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. If any of the aforementioned holidays falls on a Saturday, the Exchange will not be open for trading on the preceding Friday. The New York Stock Exchange also may be closed on national days of mourning.

The net asset value per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, and dividing the remainder by the number of shares outstanding. Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the mean between the then current closing bid and asked prices. Each NASDAQ National Market and SmallCap security is valued at the NASDAQ Official Closing Price. OTC Bulletin Board securities are valued at the mean of the latest bid and ask prices.

When market quotations are not readily available or are deemed unreliable, the Adviser values securities and other assets by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors. Demand notes, commercial paper and U.S. Treasury Bills are valued at amortized cost, which approximates fair value. The Fund values money market instruments that it holds with remaining maturities of less than 60 days at their amortized cost. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) securities of an issuer that has entered into a restructuring; and (b) securities whose trading has been halted or suspended. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

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An example of how the Fund calculated its total offering price per share as of October 31, 2004 is as follows:

Net Assets	=	Net Asset Value per share
Shares Outstanding

$192,884,262	=	$24.46
7,886,690

TAXES

The Fund annually will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. The Fund has so qualified in each of the fiscal years. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of the Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Dividends from the Fund’s net investment income and distributions from the Fund’s net realized short-term capital gains are taxable to stockholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), whether received in cash or in additional Fund shares. The 70% dividends-received deduction for corporations will apply to dividends from the Fund’s net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the Fund’s net investment company taxable distributions.

Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to the stockholder.

The Fund may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with the stockholder’s social security or other tax identification number and certify under penalty of perjury that such number is correct and that the stockholder is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

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STOCKHOLDER MEETINGS

The Maryland General Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the 1940 Act.

The Fund’s Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the corporation’s Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

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CAPITAL STOCK

The Fund is a corporation organized under the laws of the State of Maryland and was incorporated on August 24, 1987. The Fund has 20,000,000 shares of authorized capital stock, $.01 par value per share. Each share has one vote and all shares participate equally in dividends and other distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Fund have no preemptive rights and no conversion or subscription rights. Stockholders are entitled to redeem shares.

Certificates for shares held in a stockholder’s account will be issued only upon written request, but the stockholder will be the record owner of all shares in the stockholder’s account with full stockholder rights.

MISCELLANEOUS

A stockholder’s account with the Fund may be terminated by the Fund on not less than 30 days’ notice if, at the time of any transfer or redemption of shares in the account, the value of the remaining shares in the account, at the current offering price, falls below $500. Upon any such termination, the shares will be redeemed at the then current net asset value and a check for the proceeds of redemption sent within seven days of such redemption.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Altschuler, Melvoin and Glasser LLP, One South Wacker Drive, Suite 800, Chicago, Illinois  60606-3392, audited the Fund’s financial statements for the fiscal year ended October 31, 2004 and have been selected as the Fund’s independent registered public accounting firm for fiscal year 2005.

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OTHER INFORMATION

Item 23.     Exhibits

(a)	Registrant’s Articles of Incorporation, as amended. (1)

(b)	Registrant’s By-Laws, as amended. (1)

(c)	None

(d)	Investment Advisory Agreement. (1)

(e)	None

(f)	None

(g)	Custody Agreement with U.S. Bank, N.A. - Filed herewith.

(h)	(i) Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC. - Filed herewith.

(ii)	Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC. - Filed herewith.

(iii)	Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC. - Filed herewith.

(i)	Opinion of Foley & Lardner, counsel for Registrant - Filed herewith.

(j)	Consent of Altschuler, Melvoin and Glasser LLP - Filed herewith.

(k)	None

(l)	Subscription Agreement of Gerald W. Perritt (1)

(m)	None

(n)	None

(o)	(Reserved)

(p)	(i) Code of Ethics for Perritt MicroCap Opportunities Fund, Inc.- Filed herewith.

(ii)	Code of Ethics for Perritt Capital management, Inc. - Filed herewith.
_______________

(1) Previously filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 11 was filed on February 27, 1998 and its accession number is 0000897069-98-000117.

Item 24.    Persons Controlled by or under Common Control with Registrant

Registrant neither controls any person nor is under common control with any other person.

Item 25.    Indemnification

Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant’s Board of Directors has adopted the following By-Law which is in full force and effect and has not been modified or cancelled:

Section 7.     Indemnification.

A.    The Fund shall indemnify all of its corporate representatives against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

B.    In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefore and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

C.    The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

D.    Expenses, including attorneys’ fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

E.    The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

F.    This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

G.    “Corporate Representative” means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of Investment Adviser

Incorporated by reference to the information contained under “MANAGEMENT OF THE FUND” in the Prospectus and under “DIRECTORS AND OFFICERS OF THE FUND” in the Statement of Additional Information, all pursuant to Rule 411 under the Securities Act of 1933.

Item 27.    Principal Underwriters

Registrant has no principal underwriters.

Item 28.    Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant’s Treasurer, Michael J. Corbett, at Registrant’s corporate offices, 10 S. Riverside Plaza, Suite 1520, Chicago, Illinois 60606.

Item 29.    Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.    Undertakings

The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to stockholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois on the 25th day of February, 2005.

PERRITT MICROCAP OPPORTUNITIES
FUND, INC.

By: /s/ Michael J. Corbett
Michael J. Corbett
President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date
/s/ Michael J. Corbett Michael J. Corbett	Principal Executive Officer	February 25, 2005
/s/ Robert A. Laatz Robert A. Laatz	Principal Financial and Accounting Officer	February 25, 2005
/s/ David S. Maglich David S. Maglich	Director	February 25, 2005
/s/ Dianne C. Click Dianne C. Click	Director	February 25, 2005
/s/ Gerald W. Perritt Gerald W. Perritt	Vice President and Director	February 25, 2005

EXHIBIT INDEX

Exhibit No.	Exhibits
(a)	Registrant’s Articles of Incorporation.*
(b)	Registrant’s By-Laws.*
(c)	None.
(d)	Investment Advisory Agreement.*
(e)	None.
(f)	None.
(g)	Custody Agreement. -Filed herewith
(h)
(i)	Fund Administration Servicing Agreement. -Filed herewith.
(ii)	Transfer Agent Servicing Agent Agreement. -Filed herewith.
(iii)	Fund Accounting Servicing Agreement. -Filed herewith.
(i)	Opinion of Foley & Lardner LLP. Filed herewith.
(j)	Consent of Altschuler, Melvoin and Glasser LLP.- Filed herewith.
(k)	None.
(l)	Subscription Agreement.*
(m)	None.
(n)	None.
(o)	(Reserved)
(p)
(i)	Code of Ethics for Perritt MicroCap Opportunities Fund, Inc. - Filed herewith.
(ii)	Code of Ethics for Perritt Capital Management, Inc. -Filed herewith.
* Incorporated by reference